SECOND AMENDMENT TO LEASE AGREEMENT

This Amendment (the "Second Amendment to Lease Agreement") is made effective the 18th day of ~~March~~ April 1st 2006 (the "Effective Date") by and between **InSite Corporate Park, L.P., successor to NL Capital Management, Inc, agent for Life Insurance Company of the Southwest** (herein referred to as "Lessor") and **Enerteck Chemical Corp.** (herein referred to as "Lessee") on the following terms and conditions, and thus:

WITNESSETH:

Whereas, Lessor and Lessee have entered into that certain Lease Agreement (the "Lease") further amended by the First Amendment to Lease Agreement effective March 31, 2003 in the building commonly known as the Atrium Building, 10701 Corporate Drive, Suite 150 Stafford, Texas 77477.

Now, Therefore, for and in consideration of the sum of Ten dollars and No/100 ($10.00) and other good and valuable consideration respectively paid by each part to the other the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee do hereby supplement and amend the Lease as follows:

1. Section 2. Lease Term shall be amended to extend the current term of this Lease to a revised expiration date of March 31st, 2007 ("Extended Term").

2. Section 3. Base Rent for the extended term shall be as follows:

Time Period	Annual Base Rate	Monthly Base Rental
04/01/06-03/31/07	$17.50/psf	$3,911.25

3. Section 4. Adjustment to Base Rental
Effective 04/01/06 the following shall be modified (i)"Base Amount" shall mean the Basic Cost to operate the Building for the Calendar Year 2006 (Base Year).

Except as expressly hereby amended, the terms and conditions of the Lease and all subsequent Amendment are ratified and affirmed in all respects.

In Witness Thereof, the undersigned has caused this Second Amendment to Lease to be duly executed effective on this 1st day of April, 2006.

LANDLORD

InSite Corporate Park, L.P.,

By: InSite CP GP, L.P.,
its General Partner

By: InSite Corporate Park GP, L.L.C.
its General Partner

By: [signature]
Michael E. Handel

Title: Vice President

TENANT

Enerteck Chemical Corp.

By: Dwaine Reese
Signature
Dwaine Reese
Printed Name
CEO
Title

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